UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Rydex Variable Trust

(Name of Registrant as Specified In Its Charter)

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Rydex Variable Trust

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

July 12, 2013

Dear Contract Holder:

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) has called a special meeting of shareholders of the following series of the Trust (each, a “Fund” and, collectively, the “Funds”): the DWA Flexible Allocation Fund, DWA Sector Rotation Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund, each a separate series of the Trust, to be held August 22, 2013 at 1:00 p.m., Eastern Time, or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the offices of Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Board has approved a Plan of Liquidation (the “Plan”) with respect to the Funds whereby each Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record in one or more cash payments which will immediately be reinvested in the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), or Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2), as applicable. Under the Plan, each Fund will promptly wind up its business and affairs. Subject to approval by Fund shareholders, the date of liquidation for the Funds is anticipated to be on or about September 6, 2013. The Board has called the Special Meeting so that shareholders of each Fund can vote on the proposed Plan (each, a “Proposal” and, collectively, the “Proposals”).

After careful consideration, the Board has unanimously approved the Proposals and recommends that shareholders vote “FOR” the Proposals. Accordingly, you are asked to authorize the liquidation of each Fund.

If the Proposal related to the Fund or Funds in which you own shares is approved by shareholders of the Fund(s) and you have not elected to move your contract value to a new investment option prior to the liquidation of the Fund(s), upon the liquidation of the Fund(s), your contract value will be reinvested in the Rydex Variable Trust - U.S. Government Money Market Fund or the SBL Fund - Series C (Money Market) if you have a variable annuity issued by First Security Benefit Life Insurance and Annuity Company of New York or by Security Benefit Life Insurance Company; the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares) if you have a variable annuity issued by Jefferson National Life Insurance Company; the Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares) if you have a variable annuity issued by Nationwide Life Insurance Company; or the Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2) if you have a variable annuity issued by Midland National Life Insurance Company.

A Proxy Statement that describes the Proposals is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than 11:59 p.m. on August 21, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

All-Asset Conservative Strategy Fund

All-Asset Moderate Strategy Fund

All-Asset Aggressive Strategy Fund

Each a Series of

Rydex Variable Trust

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(800) 820-0888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held August 22, 2013

Dear Contract Holders:

Notice is hereby given that Rydex Variable Trust (the “Trust”) will hold a special meeting of shareholders of the DWA Flexible Allocation Fund, DWA Sector Rotation Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund, each a separate series of the Trust, on August 22, 2013, at 1:00 p.m., Eastern Time, at the offices of Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, as adjourned from time to time (the “Special Meeting”). The Special Meeting is being held for the following purposes:

Proposal 1:	To approve a Plan of Liquidation providing for the liquidation and dissolution of the DWA Flexible Allocation Fund.

Proposal 2:	To approve a Plan of Liquidation providing for the liquidation and dissolution of the DWA Sector Rotation Fund.

Proposal 3:	To approve a Plan of Liquidation providing for the liquidation and dissolution of the All-Asset Conservative Strategy Fund.

Proposal 4:	To approve a Plan of Liquidation providing for the liquidation and dissolution of the All-Asset Moderate Strategy Fund.

Proposal 5:	To approve a Plan of Liquidation providing for the liquidation and dissolution of the All-Asset Aggressive Strategy Fund.

After careful consideration, the Board of Trustees of the Trust unanimously approved the Plan of Liquidation and recommends that shareholders vote “FOR” the Proposals.

Shareholders of record at the close of business on June 26, 2013 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

/s/ Amy J. Lee
Amy J. Lee
Secretary

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

All-Asset Conservative Strategy Fund

All-Asset Moderate Strategy Fund

All-Asset Aggressive Strategy Fund

Each a Series of

Rydex Variable Trust

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(800) 820-0888

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held August 22, 2013

This Proxy Statement is furnished by the Board of Trustees of Rydex Variable Trust (the “Trust”), on behalf of the DWA Flexible Allocation Fund, DWA Sector Rotation Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (each, a “Fund” and, collectively, the “Funds”), each a separate series of the Trust, with respect to the following proposals (each, a “Proposal” and, collectively, the “Proposals”):

Proposal 1:	To approve a Plan of Liquidation, providing for the liquidation and dissolution of the DWA Flexible Allocation Fund.

Proposal 2:	To approve a Plan of Liquidation, providing for the liquidation and dissolution of the DWA Sector Rotation Fund.

Proposal 3:	To approve a Plan of Liquidation, providing for the liquidation and dissolution of the All-Asset Conservative Strategy Fund.

Proposal 4:	To approve a Plan of Liquidation, providing for the liquidation and dissolution of the All-Asset Moderate Strategy Fund.

Proposal 5:	To approve a Plan of Liquidation, providing for the liquidation and dissolution of the All-Asset Aggressive Strategy Fund.

It is expected that this Proxy Statement, the Notice of Special Meeting of Shareholders, and the enclosed proxy card will be sent to shareholders on or about July 12, 2013.

INTRODUCTION

Why is the Special Meeting Being Held?

At the Special Meeting of Shareholders (the “Special Meeting”), shareholders of each Fund will be asked to approve a Plan of Liquidation (the “Plan”), providing for the liquidation and dissolution of the Fund. In addition, such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof may be transacted in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

Shares of the Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (together, “Variable Contracts”). As such, First Security Benefit Life Insurance and Annuity Company of New York, Security Benefit Life Insurance Company, Jefferson National Life Insurance Company, Nationwide Life Insurance Company and Midland National Life Insurance Company (collectively, the “Insurance Companies”) are the only shareholders of record of the Funds. The Trust is soliciting voting instructions from variable annuity contract holders and variable life insurance policy owners (together, “Contract Holders”) invested in the Funds in connection with the Proposals. As such, and for ease of reference throughout the Proxy Statement, Contract Holders may be referred to as “shareholders” of the Funds.

You have received this Proxy Statement because you have a Variable Contract issued by of one of the Insurance Companies and you are invested in one or more of the Funds. As such, you have the right to give voting instructions on shares of the Fund(s) that are attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the Special Meeting.

This booklet also includes certain information about the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2), as provided in Appendix A. If the Proposal(s) relating to the Fund(s) in which you own shares is approved by shareholders and you have not elected to move your contract value to a new investment option prior to the liquidation of the Fund(s), upon the liquidation of the Fund(s), your contract value will be reinvested in either the Rydex Variable Trust - U.S. Government Money Market Fund or the SBL Fund - Series C (Money Market) if you have a variable annuity issued by First Security Benefit Life Insurance and Annuity Company of New York or by Security Benefit Life Insurance Company; the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares) if you have a variable annuity issued by Jefferson National Life Insurance Company; the Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares) if you have a variable annuity issued by Nationwide Life Insurance Company; or the Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2) if you have a variable annuity issued by Midland National Life Insurance Company. Please see “How are the proposed Plan and related transactions to be effected if the Funds’ shareholders approve the Proposals?” below for more information.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Funds’ shareholders.

Who is eligible to vote?

Contract Holders with an investment in shares of the Funds as of the close of business on June 26, 2013 (the “Record Date”) are eligible to vote or instruct the Insurance Companies as to how to vote their shares.

How do I vote?

Shares of each Fund are sold to insurance companies and their separate accounts and are used as investment options under Variable Contracts. Contract Holders who select a Fund for investment through a Variable Contract have a beneficial interest in that Fund, but do not invest directly in or hold shares of the Fund. An insurance company that uses a Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Holders. Therefore, for separate accounts that are registered with the Securities and Exchange Commission (the “SEC”), an insurance company will request voting instructions from the Contract Holder and will vote shares or other interests in the separate account as directed by the Contract Holder. In the event that any Contract Holders fail to provide voting instructions with respect to separate accounts registered with the SEC, the Insurance Companies will vote the shares attributable to those Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Holders investing through the same separate account, even if only a small number of Contract Holders provide voting instructions. The effect of proportional voting is that if a large number of Contract Holders fail to give voting instructions, a small number of Contract Holders may determine the outcome of the vote.

Contract Holders permitted to give instructions to an Insurance Company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Contract Holders, it is expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Holders.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the proxy card that accompanies this Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Contract Holders or Insurance Companies are described as shareholders for purposes of this Proxy Statement. Shareholders can vote in one of four ways:

•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope;

•	Through the website listed in the proxy voting instructions;

•	By telephone using the toll-free number listed in the proxy voting instructions; or

•	In person at the shareholder meeting on August 22, 2013.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at the offices of Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on August 22, 2013 at 1:00 p.m., Eastern Time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.

How can I obtain more information about the Funds?

Additional information about each Fund is available in that Fund’s prospectus, statement of additional information, semi-annual report, and annual report to shareholders. Copies of the Funds’ annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of those reports, without charge, by writing to the Trust, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 888.820.0888.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals.

THE PROPOSALS

APPROVAL OF THE PLAN OF LIQUIDATION

What are the Proposals?

At a regular meeting of the Board held on June 5, 2013, the Board, including those trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the Plan and directed that the Plan be submitted to each Fund’s shareholders for approval. A copy of the form of the Plan, which provides for the complete liquidation of all assets of each Fund, is attached to this Proxy Statement as Appendix C.

What are the reasons for the proposed liquidation and dissolution of the Funds?

The Funds, which are insurance dedicated funds offered through Variable Contracts issued by the Insurance Companies, commenced operations on the following dates:

Fund	Inception Date
DWA Flexible Allocation Fund	April 28, 2010
DWA Sector Rotation Fund	April 28, 2010
All-Asset Conservative Strategy Fund	October 27, 2006
All-Asset Moderate Strategy Fund	October 27, 2006
All-Asset Aggressive Strategy Fund	October 27, 2006

The liquidations are part of a larger initiative of Security Investors, LLC (the “Advisor” or “Guggenheim Investments”), the investment adviser to the Funds, to reposition, rationalize and streamline the Guggenheim family of funds in order to reduce duplication among funds and strengthen the fund lineup overall. In addition, Guggenheim Investments is requesting the closure and liquidation of the Funds for the following specific reasons:

•

AUM Growth Affects Fund Expenses and Sustainability: For the DWA Flexible Allocation Fund and DWA Sector Rotation Fund, each Fund has a three-year plus track record, and in the case of the All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund, each Fund has a six-year plus track record, during which time asset growth has been minimal and the potential for growth seems unlikely. Considering that the asset size of each Fund is small, management does not anticipate that any of the Funds will be able to attract sufficient additional assets in the foreseeable future to maintain viability nor does management anticipate offering the Fund through new insurance or retirement products. Furthermore, management determined that maintaining the Funds at their current asset levels would not be beneficial in the long-term to shareholders. For example, the small asset base of the Funds makes it difficult for the Funds to take large positions in potentially attractive investment opportunities. Consequently, management determined that action should be taken to address the small asset size of the Funds.

•

Limited Advisor and Investor Appetite for the Funds: While each Fund, competing funds included in each Fund’s peer group, and the overall market environment, among other factors, were evaluated prior to launch, the demand for the Funds remains limited and below initial expectations. Since inception, each Fund has been less popular with the public than originally anticipated. Sales have been weak, and the Insurance Companies do not anticipate any future prospects for gathering substantial assets for the Funds. To illustrate, as of June 3, 2013, the Funds’ approximate assets under management were as follows:

Fund	Assets Under Management
DWA Flexible Allocation Fund	$11,938,679
DWA Sector Rotation Fund	$14,253,134
All-Asset Conservative Strategy Fund	$11,443,325
All-Asset Moderate Strategy Fund	$20,223,746
All-Asset Aggressive Strategy Fund	$5,662,929

•

Alternatives to Closure and Liquidation: In considering a recommendation to liquidate, Guggenheim Investments generally evaluates several alternatives, including but not limited to continuing to operate without any change, amending the principal investment strategies, merger into a fund that provides similar investment exposure, and closure and liquidation. The timing of any effort to “retool” or revise a Fund’s principal investment strategies must correspond with a desire and need to deliver a new strategy to the marketplace, which is not the case at this time. The consideration of a possible merger requires an in-depth analysis, including the regulatory implications of such a merger, the likelihood of obtaining shareholder approval, the length of time needed to obtain a shareholder quorum, and the costs associated with undertaking a proxy, among other elements. After consideration, management concluded that due to costs associated with a fund merger, which would be borne by both management and shareholders of the Funds, fund mergers were not an appropriate option. Following the consideration of all of these factors, Guggenheim Investments determined that the termination and liquidation of each Fund is the best alternative currently available, and is in the best interests of each Fund’s shareholders. Accordingly, management recommended and the Board agreed that liquidation and dissolution of the Funds represents the most favorable course of action.

How are the proposed Plan and related transactions to be effected if the Funds’ shareholders approve the Proposals?

If the Plan is approved by shareholders, the Plan will be effective on or about August 23, 2013 (the “Effective Date”). As soon as practicable, but in no event later than September 6, 2013 (the “Liquidation

Date”), the Funds will be liquidated in accordance with the terms of the Plan. All portfolio securities of the Funds not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), each Fund will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations of the Fund. If any Fund is unable to pay, discharge or otherwise provide for any of its liabilities during the Liquidation Period, the Fund may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

On the Liquidation Date, each Fund’s assets will be distributed ratably among its shareholders of record in one or more cash payments which will immediately be reinvested in the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2), as applicable. The proportionate interests of shareholders in the assets of each Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date and, subsequently, the Fund’s books will be closed and, subject to applicable law, the shareholders’ respective interests in the Fund will not be transferable or redeemable. The first distribution of each Fund’s assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund, if any.

As discussed above, the Funds are only available as an investment option for Variable Contracts issued by the Insurance Companies and to the trustees and custodians of certain Qualified Plans. Prior to the proposed liquidation, Contract Holders will be provided an opportunity to transfer their assets to the other portfolios available under their Variable Contracts. In the event that shareholders of the Fund(s) in which you own shares approve the Plan and you have not elected to move your contract value to a new investment option prior to the Funds’ Liquidation Date, upon the liquidation of the Fund(s) in which you own shares, your contract value will be reinvested in a default investment option as follows:

•

If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by First Security Benefit Life Insurance and Annuity Company of New York or by Security Benefit Life Insurance Company, your contract value will be reinvested in the Rydex Variable Trust - U.S. Government Money Market Fund or SBL Fund - Series C (Money Market), depending upon the investment options available to you under your Variable Contract.

•

If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by Jefferson National Life Insurance Company, your contract value will be reinvested in the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares).

•

If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by Nationwide Life Insurance Company, your contract value will be reinvested in the Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares).

•	If you are a participant in a registered group annuity contract or hold an individual annuity contract issued by Midland National Life Insurance Company, your contract value will be reinvested in the Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2).

A summary of each default investment option’s investment objective, principal investment strategies, risks, and expenses is included in Appendix A. Shareholders should read this information and each default investment option’s prospectus carefully before deciding to take advantage of the default investment options as some of the funds may have higher fees and expenses and different risks than others.

After the liquidation of the Funds, you will be provided a notice about this reinvestment and will be informed that you may request transfers of your contract value out of any of these funds pursuant to the terms under your Variable Contract.

Contract Holders may have other portfolio options through their variable annuity and life insurance platforms. If you are a Contract Holder whose Variable Contract includes one or more of the Funds as an investment option, please consult the current prospectus for your Variable Contract or call 1-800-355-4570 or 1-800-888-2461 if you are a First Security Benefit Life Insurance and Annuity Company of New York Contract holder, 1-800-888-2461 if you are a Security Benefit Life Insurance Company Contract Holder, 1-866-667-0561 if you are a Jefferson National Contract Holder, 1-800-848-6331 if you are a Nationwide Life Insurance Company Contract Holder or 1-866-747-3421 if you are a Midland National Life Insurance Company Contract Holder for more information on other investment options available to you and instructions on how to transfer your contract value.

With respect to Contract Holders, after consulting with the Insurance Company that issued the pertinent Variable Contracts, management has advised that the liquidation of the Funds will not alter a Contract Holder’s rights or the obligations of the Insurance Company to that Contract Holder. In particular, the liquidation will not affect a Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Contract Holder would be able to transfer contract values out of any sub-account invested in the Funds free of charge at any time. In connection with the liquidation of the Funds, any such transfer out of a Fund or any of the default investment options described above within a period beginning 60 days before and ending 60 days after the Liquidation Date will not be counted for the purposes of applying any excessive trading policies. Contract Holders will continue to have the same rights they previously had to withdraw contract values allocated to the Funds under their Variable Contracts. Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Contract Holders should consult the prospectus for their Variable Contract.

Information About the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market) and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2)

Appendix A contains certain information about the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market) and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2), including a table comparing current operating expenses between each Fund and these funds. This information is summary in nature, and you should consult the prospectuses for the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money

Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), or Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2) for more complete information about these funds. In connection with the liquidation of the Funds, you will receive a prospectus of the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), or Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2) if your contract value is reinvested in any of these funds, as applicable. There is no assurance that the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market) or Variable Insurance Products Fund V (Fidelity Variable Insurance Products) -Money Market Portfolio (Service Class 2) will perform as expected or achieve its investment objective.

More detailed information about the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2) is available in each corresponding fund’s prospectus, statement of additional information, semi-annual report, and annual report to shareholders. The copies of each fund’s prospectus, statement of additional information, and semi-annual and annual reports can be obtained, without charge, by writing to your insurance carrier at the following addresses:

First Security Benefit Life Insurance and Annuity Company of New York

PO Box 750497

Topeka, Kansas 66675-0497

Security Benefit Life Insurance Company

PO Box 750497

Topeka, Kansas 66675-0497

Jefferson National Life Insurance

P.O. Box 36840

Louisville, Kentucky 40233

Nationwide Financial

P.O. Box 182021

Columbus, Ohio 43218-2021

Midland National Life Insurance Company

P.O. Box 758547

Topeka, Kansas 66675-8547

Are there any federal income tax consequences?

Liquidation of the Funds will not result in tax implications for the Funds or the Contract Holders because the Funds are held through Variable Contracts. However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Funds’ liquidations?

The Advisor, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or an affiliate, will bear the costs of each Fund’s liquidation including the expense of soliciting the Fund’s shareholders for approval of the Plan. However, each Fund will bear the transaction costs (i.e., commissions) associated with the liquidation of the Fund’s securities. The estimated transaction costs for each Fund are as follows:

Fund	Estimated Transaction Costs
DWA Flexible Allocation Fund	$2,078
DWA Sector Rotation Fund	$3,025
All-Asset Conservative Strategy Fund	$345
All-Asset Moderate Strategy Fund	$540
All-Asset Aggressive Strategy Fund	$110

Total	$6,098

What is the required vote?

Approval of each Fund’s Proposal by shareholders requires an affirmative vote of a majority of the votes cast that are entitled to vote on the Proposal.

What happens if a Fund’s shareholders do not approve the Fund’s Proposal?

If a Fund’s shareholders do not approve the Fund’s Proposal, the Fund will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that each Fund’s Proposal is in the best interests of that Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its decision, including a memorandum from management discussing management’s rationale for proposing the liquidation of the Funds. In particular, the Board considered the fact that management did not anticipate any future prospects for increasing the Funds’ assets under management and did not believe that continuing to manage the Funds at their current asset levels would be beneficial to the Funds or their shareholders. The Board also considered management’s recommendation to not reorganize the Funds into other existing funds included in the Guggenheim Investments family of funds because of the lack of a suitable fund with a complementary investment objective and strategies and the potential cost of a reorganization in comparison to the relatively low level of assets under management that the Funds would contribute to the existing fund in such a reorganization. The Board further considered the regulatory constraints involved in the reorganization of a variable fund, including the time needed to seek and obtain exemptive relief to carry out a reorganization of the Funds were a complementary fund within the fund complex to be identified. After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Trustees, approved the Proposals and voted to recommend their approval to shareholders of the Funds. The Board is recommending that shareholders vote “FOR” each Proposal to approve the Plan on behalf of each Fund.

ADDITIONAL INFORMATION

Certain of the Funds’ Service Providers

Principal Underwriter. Guggenheim Distributors, LLC (the “Distributor”), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the distributor and principal underwriter for shares of the Trust and the Funds under the general supervision and control of the Board and the officers of the Trust and pursuant to a distribution agreement between the Distributor and the Trust. The Distributor is a subsidiary of Security Benefit Corporation (“Security Benefit”) and an affiliate of the Advisor.

The Administrator. Rydex Fund Services, LLC (the “Administrator”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the administrator, transfer agent, and accounting services agent for the Trust and the Funds, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to an administration agreement between the Trust and the Administrator. The Administrator is a subsidiary of Security Benefit and an affiliate of the Advisor.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about July 12, 2013, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of Guggenheim Investments, its affiliates, or AST Fund Solutions, LLC (“AST”), a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining AST, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Advisor and/or its affiliates. The estimated cost of retaining AST is approximately $8,094.

Shareholder Voting. Shareholders of the Funds who own shares as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The number of shares of each Fund as to which voting instructions may be given to the Trust is determined by dividing the amount of the shareholder’s variable annuity or life insurance policy value attributable to the Fund on the Record Date by the net asset value per share of the Fund as of the same date. As of the Record Date, the following shares of each Fund were issued and outstanding, representing the same number of votes:

Fund	Shares Issued and Outstanding as of Record Date
DWA Flexible Allocation Fund	XXX
DWA Sector Rotation Fund	XXX
All-Asset Conservative Strategy Fund	XXX
All-Asset Moderate Strategy Fund	XXX
All-Asset Aggressive Strategy Fund	XXX

The Insurance Companies who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix B. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Funds. As of the Record Date, there were no persons who were known to control the Funds.

An Insurance Company that uses shares of a Fund as funding media for its Variable Contracts will vote shares of the Fund held by its separate accounts in accordance with the instructions received from shareholders. An Insurance Company also will vote shares of a Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares so held for which it has received instructions even in instances where a broker would be prevented from exercising discretion. “Broker non-votes,” therefore, will be voted by each Insurance Company just as any other shares for which the Insurance Company does not receive voting instructions. As a result, a small number of shareholders could determine the outcome of the vote if other shareholders fail to vote. An Insurance Company whose separate account invests in a Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate.

More than 50% of each Fund’s shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions). The persons named as proxies will vote those proxies that they are entitled to vote FOR each Proposal in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST each Proposal against such adjournment. A shareholder vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. As a practical matter, because the Insurance Companies own more than 50% of each Fund’s shares and each Insurance Company is expected to be present at the Special Meeting, in person or by proxy, it is likely that there will be a quorum at the Special Meeting.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR the Proposal or Proposals for which you are entitled to vote. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. If you vote by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Funds prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of each Fund’s Proposal requires the vote of a “majority of the outstanding voting securities” of that Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Funds of their desire to receive multiple copies of the shareholder reports and proxy statements that the Funds send. If you would like to receive an additional copy, please contact the Funds by writing to the Funds, or by calling the telephone number shown on the front page of this Proxy Statement. The Funds will then promptly deliver, upon request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Funds’ shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President

LIST OF APPENDICES

Appendix A:	Summary Information of the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2)

Appendix B:	Beneficial and Record Owners

Appendix C:	Plan of Liquidation

APPENDIX A

Summary Information of the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares), Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market) and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2)

The following information is extracted from the Funds May 1, 2013 prospectus; the April 29, 2013 prospectus of the Money Market Fund (Series I shares), a separate series of AIM Investment Securities Fund (Invesco Investment Securities Funds); the May 1, 2013 prospectus of the NVIT Money Market Fund (Class II Shares), a separate series of Nationwide Variable Insurance Trust; the May 1, 2013 prospectus of the U.S. Government Money Market Fund, a separate series of Rydex Variable Trust; the April 30, 2013 prospectus, as supplemented May 9, 2013, of the Series C (Money Market), a separate series of SBL Fund; and the April 30, 2013 prospectus of the Money Market Portfolio (Service Class 2), a separate series of Variable Insurance Products Fund V (Fidelity Variable Insurance Products). Contract Holders should review the prospectuses of the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund, Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares), Rydex Variable Trust - U.S. Government Money Market Fund, SBL Fund - Series C (Money Market), and Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2) carefully before making any investment decisions with respect to these funds.

DWA Flexible Allocation Fund

Annual Portfolio Operating Expenses (% of average daily net assets)
	DWA Flexible Allocation Fund	AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares)		Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares)	Rydex Variable Trust - U.S. Government Money Market Fund	SBL Fund - Series C (Money Market)	Variable Insurance Products Fund V (Fidelity Insurance Products) - Money Market Portfolio (Service Class 2)
Management Fees	1.00%	0.40%		0.38%	0.50%	0.50%	0.51%
Distribution and/or Shareholder Service (12b-1) Fees	None	None		0.25%	None	None	0.25%
Other Expenses	0.82%	0.23	%**	0.20%	0.77%	0.21%	0.14%
Acquired Fund Fees and Expenses	0.26%	None		0.02%	None	None	None
Total Annual Fund Operating Expenses	2.08%*	0.63	%***	0.85%	1.27%	0.71%	0.90	%***

*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

**	Other Expenses have been restated to reflect current fees.
***	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
****	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

DWA Sector Rotation Fund

Annual Portfolio Operating Expenses (% of average daily net assets)
	DWA Sector Rotation Fund	AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares)		Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares)	Rydex Variable Trust - U.S. Government Money Market Fund	SBL Fund - Series C (Money Market)	Variable Insurance Products Fund V (Fidelity Insurance Products) - Money Market Portfolio (Service Class 2)
Management Fees	1.00%	0.40%		0.38%	0.50%	0.50%	0.51%
Distribution and/or Shareholder Service (12b-1) Fees	None	None		0.25%	None	None	0.25%
Other Expenses	0.82%	0.23	%**	0.20%	0.77%	0.21%	0.14%
Acquired Fund Fees and Expenses	0.44%	None		0.02%	None	None	None
Total Annual Fund Operating Expenses	2.26%*	0.63	%***	0.85%	1.27%	0.71%	0.90	%***

*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
**	Other Expenses have been restated to reflect current fees.
***	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
****	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

All-Asset Conservative Strategy Fund

Annual Portfolio Operating Expenses (% of average daily net assets)
	All-Asset Conservative Strategy Fund		AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares)		Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares)	Rydex Variable Trust - U.S. Government Money Market Fund	SBL Fund - Series C (Money Market)	Variable Insurance Products Fund V (Fidelity Insurance Products) - Money Market Portfolio (Service Class 2)
Management Fees	None		0.40%		0.38%	0.50%	0.50%	0.51%
Distribution and/or Shareholder Service (12b-1) Fees	None		None		0.25%	None	None	0.25%
Other Expenses	None		0.23	%**	0.20%	0.77%	0.21%	0.14%
Acquired Fund Fees and Expenses	0.75%		None		0.02%	None	None	None
Total Annual Fund Operating Expenses	0.75	%*	0.63	%***	0.85%	1.27%	0.71%	0.90	%***

*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
**	Other Expenses have been restated to reflect current fees.
***	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
****	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

All-Asset Moderate Strategy Fund

Annual Portfolio Operating Expenses (% of average daily net assets)
	All-Asset Moderate Strategy Fund		AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares)		Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares)	Rydex Variable Trust - U.S. Government Money Market Fund	SBL Fund - Series C (Money Market)	Variable Insurance Products Fund V (Fidelity Insurance Products) - Money Market Portfolio (Service Class 2)
Management Fees	None		0.40%		0.38%	0.50%	0.50%	0.51%
Distribution and/or Shareholder Service (12b-1) Fees	None		None		0.25%	None	None	0.25%
Other Expenses	None		0.23	%**	0.20%	0.77%	0.21%	0.14%
Acquired Fund Fees and Expenses	0.85%		None		0.02%	None	None	None
Total Annual Fund Operating Expenses	0.85	%*	0.63	%***	0.85%	1.27%	0.71%	0.90	%***

*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
**	Other Expenses have been restated to reflect current fees.
***	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
****	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

All-Asset Aggressive Strategy Fund

Annual Portfolio Operating Expenses (% of average daily net assets)
	All-Asset Aggressive Strategy Fund		AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares)		Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares)	Rydex Variable Trust - U.S. Government Money Market Fund	SBL Fund - Series C (Money Market)	Variable Insurance Products Fund V (Fidelity Insurance Products) - Money Market Portfolio (Service Class 2)
Management Fees	None		0.40%		0.38%	0.50%	0.50%	0.51%
Distribution and/or Shareholder Service (12b-1) Fees	None		None		0.25%	None	None	0.25%
Other Expenses	None		0.23	%**	0.20%	0.77%	0.21%	0.14%
Acquired Fund Fees and Expenses	0.88%		None		0.02%	None	None	None
Total Annual Fund Operating Expenses	0.88	%*	0.63	%***	0.85%	1.27%	0.71%	0.90	%***

*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
**	Other Expenses have been restated to reflect current fees.
***	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
****	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares)

Investment Objective(s)

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

Principal Investment Strategies of the Fund

The Fund invests primarily in high-quality U.S. dollar-denominated short-term debt obligations: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; (vi) master notes; and (vii) cash equivalents.

The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions that are collateralized by nongovernment securities such as equity securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality.

The Fund invests primarily in those securities that are First Tier Securities (defined below) at the time of purchase.

As permitted by Rule 2a-7 under the Investment Company Act of 1940 (Rule 2a-7), the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests in conformity with SEC rules and regulations requirements for money market funds for the quality, maturity, diversification and liquidity of investments. The Fund invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Fund’s Adviser pursuant to guidelines approved by the Fund’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term category, an unrated security of comparable quality as determined by the Adviser under the supervision of the Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds. Such securities may also include Rule 144A securities, which are subject to resale restrictions.

The Fund may invest up to 50% of its assets in U.S. dollar denominated foreign securities. The Fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for the Fund’s portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. The Adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Industry Focus Risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

Money Market Fund Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

FEES AND EXPENSES

This table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment)
Class: Series I shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class: Series I shares
Management Fees	0.40%

Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.23%
Total Annual Fund Operating Expenses[2]	0.63%

1	“Other Expenses” have been restated to reflect current fees.
2	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares)

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a portfolio of high-quality, fixed-income securities that mature in 397 days or less. These securities are issued by banks, corporations and the U.S. government, and may include asset-backed securities, shares of other money market mutual funds, and obligations of states, municipalities and foreign governments. The Fund may purchase foreign money market securities, although all obligations held by the Fund must be denominated in U.S. dollars. The Fund may invest in floating and variable-rate obligations and may enter into repurchase agreements. The Fund maintains a dollar-weighted average maturity of no more than 60 days, and a weighted average life of no more than 120 days.

Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value.

Other risks of investing in the Fund include:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Credit risk – an issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Liquidity risk – the risk that the Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers or credit enhancement providers, or due to general market conditions and a lack of willing buyers.

Asset-backed securities risk – asset-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk and credit risk. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Investments in other money market mutual funds – to the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual fund (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the money markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay when buying and holding shares of the Fund. The fees and expenses do not include sales charges and other expenses that may be imposed by variable insurance contracts. If these amounts were reflected, the fees and expenses would be higher than shown. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class II Shares
Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.85%

Rydex Variable Trust - U.S. Government Money Market Fund

INVESTMENT OBJECTIVE

The U.S. Government Money Market Fund (the “Fund”) seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements collateralized fully by U.S. government securities. The Fund also may invest in other securities that are determined to be “Eligible Securities” as defined in Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (also known as The World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates in compliance with U.S. Securities and Exchange Commission (the “SEC”) rules, including Rule 2a-7, which impose certain liquidity, maturity and diversification requirements on all registered money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities as defined by Section 2(a)(16) of the 1940 Act (and derivatives thereof). Section 2(a)(16) of the 1940 Act defines “government security” to mean any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK – Income Risk involves the potential for decline in the Fund’s yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

REPURCHASE AGREEMENT RISK – The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the repurchase agreement counterparty and underlying collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

STABLE PRICE PER SHARE RISK – The Fund’s assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.77%
Total Annual Fund Operating Expenses	1.27%

SBL Fund - Series C (Money Market)

INVESTMENT OBJECTIVE

Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

PRINCIPAL INVESTMENT STRATEGIES

Series C pursues its objective by investing in a diversified and liquid portfolio of high-quality money market instruments. Generally, the Series is required to invest its assets in the securities of issuers with the highest short-term credit rating, and it may not invest more than 3% of its assets in securities with the second-highest short-term credit rating. Unlike a traditional money market fund, the Series does not seek to maintain a stable share price of $1.00 and it is possible to lose money by investing in the Series. The Series is subject to certain portfolio quality, maturity, diversification and liquidity requirements under the federal securities laws, including the following:

•	Maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar weighted average life to maturity of 120 calendar days or less

•	Invest only I high-quality, dollar-denominated, short-term obligations.

A money market instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have limited maturity dates and may include certificates of deposit, bankers’ acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. Money market instruments may also include certain securities with limitations on resale (i.e., “restricted securities,” which include Rule 144A securities that are eligible for resale to qualified institutional buyers).

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), attempts to increase return and manage risk by (1) selecting securities that mature at regular intervals over the life of the portfolio; (2) purchasing only instruments that have minimal credit risk, as determined by Guggenheim Investments, and that have received a rating from the requisite nationally recognized statistical rating organizations in one of the two highest short-term categories or an unrated security that is of comparable quality; and (3) constantly evaluating alternative investment opportunities for diversification without additional risk.

PRINCIPAL RISKS

An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. It is possible to lose money by investing in the Series. The principal risks of investing in the Series are listed below.

Credit Risk – The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

Market Risk – The market value of the securities held by the Series may fluctuate as a result of factors affecting individual companies or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Series in a different country or geographic region. The Series may not maintain a positive yield. In addition, unlike a traditional money market fund, the Series does not seek to maintain a stable share price of $1.00. As a result, the Series’ share price, which is its net asset value per share, will vary.

Liquidity Risk – Although the Series primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the Series’ investments may become less liquid as a result of market developments or adverse investor perception.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

Regulatory Risk – Regulations of money market funds are evolving. New regulations may affect negatively the Series’ performance, yield and cost.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.

FEES AND EXPENSES OF THE SERIES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such fees and expenses were reflected, the overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.71%

Variable Insurance Products Fund V (Fidelity Insurance Products) - Money Market Portfolio (Service Class 2)

INVESTMENT OBJECTIVE

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

•	Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.

•	Potentially entering into reverse repurchase agreements.

•	Investing more than 25% of total assets in the financial services industries.

•	Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

PRINCIPAL INVESTMENT RISKS

•	Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

•	Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

•

Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

•

Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in the fund.

FEE TABLE

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

FEES (fees paid directly from your investment)	Not Applicable

Annual class operating expenses (expenses that you pay each year as a % of the value of your investment)
Service Class 2
Management fee	0.17%
Distribution and/or Service (12b-1) fees	0.25%
Other expenses	0.09%
Total annual operating expenses	0.51%

APPENDIX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of the Funds, owned beneficially or of record 5% or more of any class of each Fund’s outstanding shares as of June 26, 2013:

DWA Flexible Allocation Fund

Name and Address of Shareholder	Number of Shares and Type of Ownership	Percentage of Fund

DWA Sector Rotation Fund

Name and Address of Shareholder	Number of Shares and Type of Ownership	Percentage of Fund

All-Asset Conservative Strategy Fund

Name and Address of Shareholder	Number of Shares and Type of Ownership	Percentage of Fund

All-Asset Moderate Strategy Fund

Name and Address of Shareholder	Number of Shares and Type of Ownership	Percentage of Fund

B-1

All-Asset Aggressive Strategy Fund

Name and Address of Shareholder	Number of Shares and Type of Ownership	Percentage of Fund

B-2

APPENDIX C

RYDEX VARIABLE TRUST

PLAN OF LIQUIDATION

This Plan of Liquidation (“Plan”) concerns the DWA Flexible Allocation Fund, DWA Sector Rotation Fund, All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund (each, a “Fund” and collectively, the “Funds”), each a separate series of Rydex Variable Trust (the “Trust”). The Trust is organized and existing as a statutory trust under the laws of the State of Delaware. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation of the Funds in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust and Amended and Restated Bylaws (the “Organizational Documents”). All references in this Plan to action taken by the Funds shall be deemed to refer to action taken by the Trust on behalf of the Funds.

WHEREAS, Security Investors, LLC (the “Advisor”) has recommended to the Board of Trustees of the Trust (the “Board”) that the Funds be liquidated; and

WHEREAS, pursuant to Section 2.05 of the Declaration of Trust, the Board has full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of the shareholders of any series of the Trust, to abolish any one or more series as the Trustees may deem desirable; and

WHEREAS, the Board has considered the impact on each Fund’s shareholders of the liquidation of the Fund; and

WHEREAS, the Board, at a meeting held on June 5, 2013, has determined that the liquidation of each Fund is advisable and in the best interests of the shareholders of that Fund, has considered and approved this Plan as the method of accomplishing such actions, and has authorized submitting the proposal to liquidate each Fund to shareholders of each respective Fund;

NOW THEREFORE, the liquidation of the Funds shall be carried out in the manner set forth herein:

1.	Effective Date of Plan. This Plan shall be and become effective, with respect to each Fund, only upon the adoption and approval of this Plan, by the affirmative vote of a majority of shareholders of such Fund. The day of such adoption and approval is hereinafter called the “Effective Date.”

2.	Liquidation. Consistent with the provisions of this Plan, each Fund shall be liquidated on or about September 6, 2013 or as promptly thereafter as practicable in accordance with its Organizational Documents, and all applicable law, including but not limited to Sections 331 and 332 of the Code (the “Liquidation”, and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3.	Notice of Liquidation. As soon as reasonable and practicable after the adoption of this Plan, each Fund shall provide notice to its shareholders and other appropriate parties that this Plan has been approved by the Board and that the Fund intends to liquidate its assets.

4.	Cessation of Business. On or before the Liquidation Date, each Fund shall close to new investments and shall cease its regular business as a series of a registered investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, complying with applicable regulatory requirements, and distributing its respective assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on any activities necessary to maintain its status as a regulated investment company under Subchapter M of the Code.

5.	Payments of Debts. As soon as reasonable and practicable after the Effective Date, each Fund shall determine and pay in full or discharge, or make reasonable provision to pay or discharge all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund or reasonably ascertainable by the Fund.

6.	Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, the Advisor shall use all commercially reasonable efforts to sell all of each Fund’s portfolio assets for cash no later than the Liquidation Date and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. Following the Effective Date and prior to the Liquidation Date, each Fund shall have the authority to engage in such transactions as may be appropriate to complete liquidation with no further approvals by the Board except as required by law.

7.	Liquidating Distribution. On the Liquidation Date, or as soon as reasonable and practicable thereafter, the Fund shall distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Following the Liquidation Date, if the Fund receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Fund’s officers shall deem appropriate. Any such monies or the assets not so distributed may be disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.

8.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, each Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, each

Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9.	Expenses Incurred in Connection with this Plan. The Advisor will bear the costs incurred in by each Fund in connection with the implementation of the Plan, other than transaction costs associated with the liquidation of the Fund’s portfolio. Notwithstanding the foregoing, each Fund will continue to bear its operating expenses through and including the Liquidation Date.

10.	Restriction on Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of each Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. On the Liquidation Date, the books of each Fund shall be closed. Thereafter, unless the books are reopened because this Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the shareholders’ respective interests in the Funds’ assets shall not be transferable.

11.	Power of Board of Trustees. The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement this Plan. The death, resignation or disability of any Trustee or any Officer of the Trust shall not impair the authority of the surviving or remaining Trustees or Officers to exercise any of the powers provided for in this Plan.

12.	Amendment of Plan. The Board of Trustees of the Trust shall have the authority to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation and termination of the existence of the Funds, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware and the purposes to be accomplished by this Plan. The Board may abandon this Plan at any time with respect to the Funds if it determines that abandonment would be advisable and in the best interest of the Funds and their shareholders.

small barcode here
PROXY CARD
GUGGENHEIM FUNDS (shows through upper window on outbound envelope)	RYDEX VARIABLE TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2013

The undersigned hereby appoint(s) Amy J. Lee and Elisabeth Miller, or either one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of DWA Sector Rotation Fund, DWA Flexible Allocation Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund and All-Asset Aggressive Strategy Fund, each a series of Rydex Variable Trust, (together, the “Funds”), to be held at 1:00 p.m. local time, on August 22, 2013 at 805 King Farm Blvd., Suite 600, Rockville, MD 20850 and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal.

SHAREHOLDER REGISTRATION PRINTED HERE (shows through lower window on outbound envelope) NOTE: red dotted line boxes are placeholders and are not printed on the final ballots

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

SIGNATURE                                                                                      DATE

SIGNATURE (if held jointly)                                                              DATE

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at
1-866-304-2059. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.
2. Phone	Simply dial toll-free 1 (800) 814-9324 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 22, 2013

The proxy statement for this meeting is available at: ☐

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE

IS IMPORTANT.

TAG ID:	BAR CODE	CUISP

RYDEX VARIABLE TRUST

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:    ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1) To approve the Plan of Liquidation with respect to the DWA Sector Rotation Fund (shareholders of the Fund only):	☐	☐	☐

2) To approve the Plan of Liquidation with respect to the DWA Flexible Allocation Fund (shareholders of the Fund only):	☐	☐	☐

3) To approve the Plan of Liquidation with respect to the All-Asset Conservative Strategy Fund (shareholders of the Fund only):	☐	☐	☐

4) To approve the Plan of Liquidation with respect to the All-Asset Moderate Strategy Fund (shareholders of the Fund only):	☐	☐	☐

5) To approve the Plan of Liquidation with respect to the All-Asset Aggressive Strategy Fund (shareholders of the Fund only):	☐	☐	☐

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUISP